ETFis Series Trust I (the “Trust”)

Supplement dated January 1, 2025, to the currently effective

Summary and/or Statutory Prospectuses (the “Prospectuses”) and Statements of Additional Information (“SAIs”)

for Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, InfraCap MLP ETF, Virtus Newfleet Multi-Sector Bond ETF, Virtus Reaves Utilities ETF, InfraCap REIT Preferred ETF, Virtus WMC International Dividend ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus Private Credit Strategy ETF and Virtus Real Asset Income ETF (each, a “Fund” and together, the “Funds”), as supplemented

Important Notice to Investors

Effective January 1, 2025, Virtus Investment Advisers, LLC (“VIA”) has replaced Virtus ETF Advisers LLC (“VEA”) as the investment adviser to each Fund. As a result, also effective January 1, 2025, VEA’s rights and obligations under the investment advisory, subadvisory and expense limitation agreements for the Trust have been transferred to, and assumed by, VIA. Both VIA and VEA are wholly owned indirect subsidiaries of Virtus Investment Partners, Inc. No changes have been made to (i) the investment advisory fee rates payable by the Funds or (ii) the Funds’ respective subadviser or the portfolio managers managing the Funds.

In the Funds’ Prospectuses and SAIs, all references to VEA as the investment adviser are hereby changed to reference VIA, and all references to a Fund’s subadviser being an affiliate of VEA are hereby changed to state that the applicable subadviser is an affiliate of VIA.

The following disclosure regarding VIA replaces the first paragraph of the disclosure in the section “Management of the Fund – Investment Adviser” of the Funds’ Statutory Prospectuses and the first paragraph of the disclosure in the section “Management Services – Adviser” of the Funds’ SAIs:

Virtus Investment Advisers, LLC (formerly known as Virtus Investment Advisers, Inc.) (“VIA” or the “Adviser”), located at One Financial Plaza, Hartford, Connecticut 06103, serves as the investment adviser to the Funds. VIA, an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business, acts as the investment adviser for over 60 mutual funds. VIA has acted as an investment adviser for over 80 years. As of September 30, 2024, VIA had approximately $49.3 billion in assets under management.

Investors should retain this supplement for future reference.